SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                     FORM 8-K

                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):March 19, 1998

                                   CRIIMI MAE Inc.
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              (Exact name of registrant as specified in its charter)


         Maryland                  1-10360                 52-1622022
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(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)              File Number)            Identification No.)


 11200 Rockville Pike, Rockville, Maryland                       20852
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(Address of principal executive office)                        (Zip code)


Registrant's telephone number including area code: (301) 816-2300
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(Former name or former address, if changed since last report)

                           Exhibit Index on Page 4
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Item 5. Other Events.
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CRIIMI MAE Inc. (the "Company") is issuing and selling pursuant to its registration statement on Form S-3 filed with the Securities and Exchange Commission on October 21, 1997 (Commission File Number 333-38409) (the "Registration Statement"), as supplemented by a Prospectus Supplement thereto dated March 19, 1998 (the "Prospectus Supplement"), 2,600,000 shares of common stock of the Company, par value $.01 per share ("Common Stock"). Closing on the sale is scheduled to occur on March 25, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

c)  Exhibits

     1.0    Underwriting Agreement dated March 19, 1998 between
            CRIIMI MAE Inc., Prudential Securities Incorporated and Friedman, Billings, Ramsey & Co., Inc.

     8.1    Opinion of Counsel re Tax Matters

     20     Rule 424(b)(5) Prospectus Supplement dated March 19, 1998
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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CRIIMI MAE Inc.


Date:  March 20, 1998                 By:  /s/ H. William Willoughby
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                                                   H. William Willoughby
                                                   President

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                            INDEX TO EXHIBITS

                                 FORM 8-K

Exhibit                                                               Page
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 1.0     Underwriting Agreement dated as of March 19, 1998
         between CRIIMI MAE Inc., Prudential Securities Incorporated and Friedman, Billings, Ramsey & Co., Inc.

 8.1     Opinion of Counsel re Tax Matters

*20      Rule 424(b)(5) Prospectus Supplement dated March 19, 1998


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*Filed by Registrant with the Commission on March 20, 1998 and incorporated herein by reference.